Exhibit 99.1

     Carreker Corporation Reports Third Quarter Fiscal 2003 Results; Company
                   Delivers Year over Year Growth in Earnings

    DALLAS--(BUSINESS WIRE)--Dec. 10, 2003--Carreker Corporation (Nasdaq:CANI), a leading provider of payments technology and consulting solutions for the financial services industry, today reports revenues of $31.4 million for the third quarter ended October 31, 2003, compared with $36.2 million in the second quarter fiscal 2003 and $34.2 million in the third quarter of fiscal 2002.
    The Company reports net income of $1.3 million, or $0.06 per share (basic) and $0.05 per share (diluted), for the third quarter of fiscal 2003, which compares with net income of $3.9 million, or $0.17 per share (basic and diluted), for the second quarter of fiscal 2003, and net income of $1.0 million or $0.04 per share (basic and diluted) in the third quarter of fiscal 2002.
    "Consistent with our earlier guidance, we have generated our second consecutive quarter of profitability," said J.D. (Denny) Carreker, Chairman and Chief Executive Officer of Carreker Corporation. "Our strong financial position and profitability continue to facilitate our investments in the next generation of payment technology solutions."

    Conference Call

    Management has scheduled a conference call today, Wednesday, December 10, 2003, at 11:00 a.m. Eastern Time. The conference call is intended to provide a forum for a discussion of the Company's third quarter fiscal 2003 financial results, business conditions, industry trends and other points of interest to investors. To join the conference call, domestic participants dial 800-361-0912, international participants dial 913-981-5559. A replay of the call will be available on Wednesday, December 10 from 2:00 p.m. Eastern Time through Tuesday, December 16 at 11:45 p.m. Eastern Time. To access the replay, domestic participants dial 888-203-1112, international participants dial 719-457-0820. All replay participants enter the pass-code 170774.

    Webcast

    A live webcast of the conference call, as well as the archive webcast, will be available through the investor relations (IR) section of the Company's website at http://ir.carreker.com. The webcast will also be distributed over Shareholder.com's Open Distribution Network.

    About Carreker Corporation

    Carreker Corporation improves earnings for financial institutions around the world. The Company's integrated consulting and software solutions are designed to increase clients' revenues and reduce their expenses, while improving security and increasing the value of their customer relationships. Carreker provides products and services to more than 250 clients in the United States, Canada, the United Kingdom, Ireland, continental Europe, Australia, New Zealand, and South Africa. Clients include the full range of community, regional and large banks, among them more than 75 of the largest 100 banks in the United States. Headquartered in Dallas, Texas since 1978, Carreker Corporation also has offices around the world including London and Sydney. For more information, visit www.carreker.com.

    Forward Looking Statements - Except for historical information, the statements in this release, including statements regarding future financial performance, contain forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially, including but not limited to the volatility in the Company's common stock price, as well as the risks and uncertainties arising out of economic, competitive, governmental and technological factors affecting the Company's operations, markets, services, products and prices. For further information concerning certain of these risks and uncertainties, see under the caption "Business - Risk Factors" in the Company's most recent Form 10-K for the year ended January 31, 2003. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.



                         CARREKER CORPORATION
                 Condensed Consolidated Balance Sheets
                              (Unaudited)
               (In thousands, except per share amounts)

                         ASSETS
                                              October 31,  January 31,
                                                 2003         2003
                                             ------------ ------------
Current assets
  Cash and cash equivalents                     $21,160       $26,986
  Accounts receivable, net of allowance of
   $1,462 and $1,761 at October 31, 2003 and
   January 31, 2003, respectively                19,488        22,759
  Prepaid expenses and other current assets       3,933         3,380
                                             ------------ ------------
Total current assets                             44,581        53,125

Property and equipment, net of accumulated
 depreciation of $16,288 and $14,704 at
 October 31, 2003 and January 31, 2003,
 respectively                                     7,236         8,975
Capitalized software costs, net of
 accumulated amortization of $10,811 and
 $10,025 at October 31, 2003 and January 31,
 2003, respectively                               1,428         2,010
Acquired developed technology, net of
 accumulated amortization of $9,998 and
 $6,867 at October 31, 2003 and January 31,
 2003, respectively                              15,702        17,333
Goodwill, net of accumulated amortization of
 $3,405 at October 31, 2003 and January 31,
 2003                                            21,193        21,193
Customer relationships, net of accumulated
 amortization of $3,383 and $2,333 at
 October 31, 2003 and January 31, 2003,
 respectively                                     5,017         6,067
Deferred loan costs, net of accumulated
 amortization of $960 and $676 at October
 31, 2003 and January 31, 2003, respectively        748           576
Other assets                                        986           829
                                             ------------ ------------
Total assets                                    $96,891      $110,108
                                             ============ ============

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                               $1,228          $725
  Accrued compensation and benefits               7,724         7,603
  Other accrued expenses                          3,837         6,030
  Income tax payable                                111            --
  Deferred revenue                               18,177        17,600
  Accrued merger and restructuring costs          1,846         3,735
                                             ------------ ------------
Total current liabilities                        32,923        35,693
Long-term debt                                   12,500        25,000
Deferred revenue                                     --           817
Other long-term liabilities                          49            --
                                             ------------ ------------
Total liabilities                                45,472        61,510

Minority interest                                    49            --

Contingencies

Stockholders' equity
  Preferred stock, $.01 par value:
   2,000 shares authorized; no shares issued
   or outstanding                                    --            --
  Common stock, $.01 par value:
   100,000 shares authorized; 23,860 and
   23,574 shares issued at October 31, 2003
   and January 31, 2003, respectively               239           236
  Additional paid-in capital                    105,219       105,263
  Accumulated deficit                           (54,085)      (56,386)
  Less treasury stock, at cost:  1 and 27
   common shares at October 31, 2003 and
   January 31, 2003, respectively                    (3)         (515)
                                             ------------ ------------
Total stockholders' equity                       51,370        48,598
                                             ------------ ------------
Total liabilities and stockholders' equity      $96,891      $110,108
                                             ============ ============

                         CARREKER CORPORATION
            Condensed Consolidated Statements of Operations
                              (Unaudited)
               (In thousands, except per share amounts)

                               Three Months Ended   Nine Months Ended
                                   October 31,         October 31,
                               ------------------- -------------------
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------
Revenues:
  Consulting fees               $6,396    $8,136   $21,349    $30,677
  Software license fees          7,026     6,330    21,955     32,430
  Software maintenance fees     11,770    11,624    34,764     33,381
  Software implementation fees   4,983     6,589    14,385     19,481
  Out-of-pocket expense
   reimbursements                1,228     1,498     3,367      5,356
                               --------  --------- --------- ---------
    Total revenues              31,403    34,177    95,820    121,325

Cost of revenues:
  Consulting fees                4,936     5,650    15,193     19,623
  Software license fees          2,037     1,864     5,662      5,625
  Software maintenance fees      3,458     2,486     9,644      7,730
  Software implementation fees   4,413     4,651    14,264     14,480
  Out-of-pocket expenses         1,122     1,582     3,413      5,858
                               --------  --------  --------- ---------
    Total cost of revenues      15,966    16,233    48,176     53,316
                               --------  --------- --------- ---------
Gross profit                    15,437    17,944    47,644     68,009

Operating costs and expenses:
  Selling, general and
   administrative               12,153    12,573    36,933     37,977
  Research and development       1,734     3,226     5,256      9,387
  Amortization of intangible
   assets                          350       350     1,050      1,050
  Restructuring and other
   charges                        (229)       --     1,233         --
                               --------- --------- --------- ---------
    Total operating costs and
     expenses                   14,008    16,149    44,472     48,414
                               --------  --------- --------- ---------
Income from operations           1,429     1,795     3,172     19,595

Other income (expense):
  Interest income                   69       138       223        331
  Interest expense                (234)     (605)     (991)    (2,086)
  Other income (expense)           219        53       269         91
                               --------- --------- --------- ---------
    Total other income
     (expense)                      54      (414)     (499)    (1,664)
                               --------- --------- --------- ---------
Income before provision
 (benefit) for income taxes      1,483     1,381     2,673     17,931
Provision (benefit) for income
 taxes                             146       392       372       (666)
                               --------- --------- --------- ---------
Net income                      $1,337      $989    $2,301    $18,597
                               ========= ========= ========= =========
Basic earnings per share         $0.06     $0.04     $0.10      $0.81
                               ========= ========= ========= =========
Diluted earnings per share       $0.05     $0.04     $0.10      $0.79
                               ========= ========= ========= =========
Shares used in computing basic
 earnings per share             23,812    23,544    23,635     23,081
                               ========= ========= ========= =========
Shares used in computing
 diluted earnings per share     24,645    23,907    23,820     23,674
                               ========= ========= ========= =========



    CONTACT: Carreker Corporation, Dallas
             Lisa Peterson, 972-371-1454
             Fax: 972-458-2567
             Email: lpeterson@carreker.com